UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2011 (September 21, 2011)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

3801 Old Greenwood Road
Fort Smith, Arkansas	72903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 21, 2011, Arkansas Best Corporation (“the Company”) announced that Wesley B. Kemp, current President and Chief Executive Officer of its largest subsidiary, ABF Freight System, Inc. (“ABF”), will retire on December 31, 2011.  Roy M. Slagle, ABF’s current Senior Vice President - Sales and Marketing, will become ABF President and Chief Executive Officer, effective January 1, 2012. James W. Keenan, ABF’s current Vice President — Sales, will replace Mr. Slagle as ABF Senior Vice President - Sales and Marketing.

Roy Slagle, who is 57 years old, has been in his current position since February 2006. He was Vice President-Administration and Treasurer for ABF from January 2000 through January 2006 and Vice President and Treasurer for ABF from 1995 to 2000. He was a Regional Vice President of Sales for ABF from 1989 to 1995. Between 1976 and 1989, Mr. Slagle served in several different positions in ABF service centers, including Operations Supervisor, Operations Manager, Branch Manager, and Regional Training Specialist. Effective January 1, 2012, Mr. Slagle’s salary will be $375,000.

Jim Keenan, who is 52 years old, has been in his current position since February 2007. He joined ABF in 1981, working in the pricing department as analyst and later as a department manager. He was promoted to ABF Regional Vice President — Sales in 1988.  For three years in the late 1990s, Mr. Keenan served as Vice President — Sales and Marketing for Clipper Exxpress, a former subsidiary of the Company, returning to ABF in 1999.  Prior to assuming his current sales position in 2007, he was ABF Vice President — Administration & Treasurer. Effective January 1, 2012, Mr. Keenan’s salary will be $285,000.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

99.1

Press release of Arkansas Best Corporation dated September 21, 2011, regarding the announcement of the December 31, 2011 retirement of Wesley B. Kemp, ABF President and Chief Executive Officer, and the January 1, 2012 promotion of Roy M. Slagle to ABF President and Chief Executive Officer.

99.2	Press release of Arkansas Best Corporation dated September 21, 2011, regarding the announcement of the January 1, 2012 promotion of James W. Keenan to ABF Senior Vice President — Sales and Marketing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date:	September 23, 2011	/s/ Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and
Corporate Secretary